Exhibit 10.2

FIRST SUPPLEMENTAL INDENTURE

by and between

HORIZON FUNDING II, LLC,
as the Issuer,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as the Trustee

Dated as of May, 2025

HORIZON FUNDING II, LLC
Asset Backed Notes

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of May 23, 2025 (as amended, modified, restated, supplemented and/or waived from time to time, this “First Supplemental Indenture”), is by and between HORIZON FUNDING II, LLC, a Delaware limited liability company, as the issuer (together with its successors and assigns, the “Issuer”) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, (“U.S. Bank”) not in its individual capacity, but solely in its capacity as the trustee (together with its successors and assigns, in such capacity, the “Trustee”).

Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Notes.

WHEREAS, the Issuer, U.S. Bank National Association, as securities intermediary, and the Trustee entered into an indenture (the “Indenture”), dated as of June 21, 2024 providing for the Asset Backed Notes (the “Notes”);

WHEREAS, the Issuer proposes to amend the Indenture (the “Proposed Amendment”) as set forth in Section 2.01 hereto;

WHEREAS, pursuant to Section 9.02(b) of the Indenture, the Issuer and Trustee may amend or supplement the Indenture pursuant to the Proposed Amendment provided that the Holders of each Note have consented;

WHEREAS, the Holders of each Note have consented to the Proposed Amendment;

WHEREAS, pursuant to Section 9.02(a) of the Indenture, the Trustee is authorized to enter into this First Supplemental Indenture pursuant to an Issuer Order;

WHEREAS, pursuant to 9.02(a) of the Indenture, the Rating Agency and the Servicer have been provided prior notice of this First Supplemental Indenture;

WHEREAS, the Servicer is not required to consent to this First Supplemental Indenture pursuant to Section 9.06 of the Indenture;

WHEREAS, as required by Section 6.2 of that certain Amended and Restated Note Funding Agreement, dated as of the date hereof, among the Issuer and the Initial Purchasers (the “Note Funding Agreement”) the Initial Purchasers (as defined therein) have consented to this Amendment;

THIS INDENTURE WITNESSES THAT, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto covenant, agree and declare as follows:

ARTICLE I — INTERPRETATION

Section 1.01 Definitions.

Unless otherwise set out in this First Supplemental Indenture, all initially capitalized terms used herein without definition shall have the respective meanings assigned in the Indenture.

Section 1.02 Applicable Law.

(a)         THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE INDENTURE AS AMENDED BY THIS FIRST SUPPLEMENTAL INDENTURE AND NOTES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)         EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE INDENTURE AS AMENDED BY THIS FIRST SUPPLEMENTAL INDENTURE. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Indenture by, among other things, the mutual waivers and certifications in this Section 1.02(b).

Article II

AMENDMENT

Section 2.01         Legal Final Payment Date.

Pursuant to Section 9.02(b) of the Indenture, Section 1.01 of the Indenture is hereby amended by deleting the definition of “Legal Final Payment Date” in its entirety and replacing it with the following:

“Legal Final Payment Date” means the Payment Date occurring in June 2034.

Section 2.02         Full Force and Effect.

Each of the parties hereto acknowledges and agrees that all other provisions of the Indenture remain in full force and effect.

Section 2.03         Further Acts.

Each of the parties hereto agrees to do and execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this First Supplemental Indenture.

Article III

MISCELLANEOUS

Section 3.01         Counterpart Execution.         This First Supplemental Indenture may be in the form of an Electronic Record and may be executed using facsimile signature or Electronic Signatures. The parties hereto agree that any Electronic Signature on or associated with the First Supplemental Indenture shall be valid and binding on each such party to the same extent as a manual, original signature, and that the First Supplemental Indenture entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each party enforceable against such party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. The First Supplemental Indenture may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement. For purposes hereof, “Electronic Record”, “Electronic Copy” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 3.02         Effect of Headings.         The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

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IN WITNESS WHEREOF, the Issuer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

HORIZON FUNDING II, LLC

By: Horizon Technology Finance Corporation,

its sole member

By:  /s/ Daniel R. Trolio
Name: Daniel R. Trolio

Title:   Executive Vice President, Chief Financial

Officer and Treasurer

[Signature to First Supplemental Indenture]

IN WITNESS WHEREOF, the Issuer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

U.S. BANK TRUST COMPANY,

NATIONAL ASSOCIATION,
not in its individual capacity, except as

expressly set forth herein, but solely as the

Trustee

By:  /s/ Jennifer Napolitano
Name: Jennifer Napolitano
Title: Vice President

[Signature to First Supplemental Indenture]